SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                CHEROKEE MINERALS AND OIL, INC.
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1) Title of each class of securities to which transaction applies: N/A

          2)   Aggregate number of securities to which transaction applies:
               N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          4)   Proposed maximum aggregate value of transaction:  N/A

          5)   Total fee paid:  $0.

     [  ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                 CHEROKEE MINERALS AND OIL, INC.

                          12222 South 1000 East, #1
                        Draper, Utah 84020
                       _________________________



                         PROXY STATEMENT

                         _______________


     Regarding an Amendment to the Articles of Incorporation
                   Reflecting a Change of Name
                         _______________













Approximate date of Mailing of this Proxy Statement: December 26, 1998

                              INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cherokee Minerals and Oil, Inc., a Nevada corporation (the "Company"), to stockholders in connection with a resolution of the Board of Directors providing for an amendment to the Articles of Incorporation changing the name of the Company to "Hydro-Maid International, Inc." to be voted upon at a special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 12222 South 1000 East, #1, Draper, Utah, on January 15, 1999, at 2:00 o'clock p.m., Mountain Standard Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Proxy are first being mailed to stockholders on or about December 26, 1998.

     This amendment is the only matter to be presented to the stockholders.

     Section 78.390 of the Nevada Revised Statutes provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

      The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and/or follow-up telephone calls. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock(the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares.
----------------------------------

     The Board of Directors has fixed December 15, 1998, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there are or will be 21,246,244 shares of Common Stock outstanding and entitled to vote.
Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

                     PROXIES AND REVOCABILITY OF PROXIES

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

     Filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Cherokee Minerals and Oil, Inc., 12222 South 1000 East, #1, Draper, Utah 84020, Ronald L. LaFord, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

                     DISSENTERS' RIGHT OF APPRAISAL

     The Nevada Revised Statutes does not provide for dissenter's rights of appraisal in connection with a change of name of a Nevada corporation. Accordingly, stockholders will not have appraisal rights with respect to the proposed change of the Company's name.

         INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
-----------------

     The securities that are entitled to vote at the Meeting consist of 21,246,244 shares of $0.001 par value Common Stock of the Company. Each share of Common Stock is entitled to one vote. The number of outstanding shares of Common Stock at the close of business on December 15, 1998, the record date for determining stockholders entitled to notice of and to vote on the amendment to the Company's Articles of Incorporation, are or will be 21,246,244, held by approximately 355 stockholders.

Security Ownership of Principal Holders and Management.
------------------------------------------------------

     To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Company's Common Stock as of the date hereof, and the share holdings of management, to wit:


                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class

Culley W. Davis          CEO and Chairman            7,000           .000291%
Ronald L. LaFord         President                    -0-               -0-
Mark S. Brewer           Vice President             36,000           .0015%
Paul A. Kujanpas         Vice President               -0-               -0-
                         of Manufacturing
John W. Nagel            CFO                          -0-               -0-
Bruce H. Haglund, Esq.   Secretary and Director     72,000           .003%

All directors and executive                        115,000           .00479%
officers as a group (6)

Culley W. Davis, Chief Executive Officer and Chairman of the Board

     Mr. Davis was the founder of ESSI and since its inception in 1992 has held various positions including, President, Secretary, Chief Financial Officer, Treasurer, and Director. Mr. Davis currently holds the positions of Chief Executive Officer and Chairman of the Board of ESSI. Since 1992, Mr. Davis has also served as Chief Executive Officer and Chairman of the Board of Dancor, Inc., the developer of Vitroseal (trademark), a patented coating technology for the metal coating market. From 1989 until 1992 Mr. Davis was President and Chief Executive Officer of Lubrication Research, Inc., a company engaged in the development and marketing of technology used in the automobile industry. During the period of 1984 until 1990, Mr. Davis founded and served as President of Vencor International, Inc., a developer of form-fitted, reusable, cloth diapers for medical and non-medical applications. From 1979 until 1984 Mr. Davis founded and operated Capital Diamond Corporation, a diamond and jewelry wholesaling company.

     In May 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction (the "Injunction") with the Department of Finance of the State of Idaho (the "State") in connection with a complaint (the "Complaint") filed by the State alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the Injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

Ronald L. LaFord, President

     Mr. LaFord has been serving as President and a member of the Board of Directors of ESSI since September 1997. From March 1994 until September 1997, Mr. LaFord served as Director of National Marketing and Advertising for Flying J Corporation, a Utah based company engaged in the development and operation of truck stops and service stations. From 1986 to 1994 he served in various capacities for Citizens Utilities Company including, Director of Administration and Supply, Managing Coordinator of Marketing and Sales and Coordinator of Vehicle Procurement and Maintenance. From 1980 until 1985, Mr. LaFord was a Senior Manager for Union Carbide Corporation. From 1974 until 1979 he was a Senior Consultant for General Telephone and Electronics (GTE). Mr. LaFord received his A.A. degree in Civil Engineering and B.A. degree in Marketing and Business Administration from Central Washington University. He is a graduate of the General Telephone and Electronics School of Management.

Mark S. Brewer, Vice President

     Mr. Brewer has been Vice President and a member of the Board of Directors of ESSI since September 1997. He also serves as President of Search International and Onkli Incorporated. Search International was founded by Mr. Brewer in 1990 for the purpose of developing and marketing new products. He founded Onkli Incorporated in 1991 for the purpose of creating and packaging consumer houseware products. In 1979, Mr. Brewer joined Advertising Professionals, a full service advertising agency which he acquired in 1989 and operated until 1996.

Paul A. Kujanpaa, Vice President of Manufacturing

     Mr. Kujanpaa has been Vice President of Manufacturing of ESSI since July 1998. From 1997 to 1998 he served as Senior Manager of Order Fulfillment and Logistics for Haworth Inc. From 1994 until 1997 Mr. Kujanpaa was a Management Consulting Manager for Grant Thornton LLP, the country's seventh largest accounting and management consulting firm. During the period of 1991 to 1993 he held the position of Senior Management Consultant for Booz, Allen & Hamilton, an international management consulting firm ranked among the top five in the world. From 1989 until 1991, Mr. Kujanpaa worked as Management Consultant for A.T. Kearney Incorporated, an international management consulting firm based in Chicago, Illinois. During the period of 1988 to 1989, Mr. Kujanpaa was a partner of and Engineer Consultant for Metz and Associates Incorporated, a manufacturing engineering consulting firm which was sold to A.T. Kearney Incorporated in 1989. From 1986 to 1988 he held the position of Manufacturing Engineering Consultant for Ingersoll Engineers Incorporated of Rockford, Illinois. Mr. Kujanpaa received his B.S. in Manufacturing Engineering from Brigham Young University.

John W. Nagel, Chief Financial Officer

     Mr. Nagel joined ESSI as Chief Financial Officer and a member of the Board of Directors in September 1998. From 1988 to August 1998, Mr. Nagel served as Director of Finance for WVUE Television of New Orleans, Louisiana. During the period of 1983 to 1988 he was operator and part owner of several franchised ice cream parlors. From 1980 to 1983 Mr. Nagel held positions in administration and management for The Nautilus Group, Inc., a poultry incubation equipment manufacturer and portable electronic stage lighting system manufacturer. From 1968 to 1980, Mr. Nagel worked for Arthur Anderson & Co. in numerous capacities relating to consulting for the design and implementation of computer-based management information systems. He served as an officer in the U.S. Navy Supply Corps from 1962 to 1966. Mr. Nagel was awarded his M.B.A. degree from Harvard University and his B.S. degree in accounting from Ohio State University.

Bruce H. Haglund, Secretary and Director

     Bruce H. Haglund has served as a Director and Secretary of ESSI since September 1998. Mr. Haglund has practiced law in Orange County, California since 1980. Since April 1994, Mr. Haglund has been a principal in the law firm of Gibson, Haglund & Johnson. From February 1991 to April 1994, Mr. Haglund was a principal in the law firm of Phillips, Haglund, Haddan & Jeffers. From 1984 to February 1991, he was a partner in the law firm of Gibson & Haglund. He is member of the Board of Directors of Santa Barbara Restaurant Group, Inc. and the Secretary of Metalclad Corporation, public companies whose stock is traded on the NASDAQ Small Cap Market. Mr. Haglund is also the Secretary and a member of the Board of Directors of Aviation Distributors, Inc. and Renaissance Golf Products, Inc., public companies whose stock is traded on the OTC/BB. He is a graduate of the University of Utah College of Law.

Contractual Arrangements Regarding Changes in Control.
-----------------------------------------------------

      Pursuant to an Agreement and Plan of Reorganization (the "Plan") dated November 12, 1998, and deemed to have been closed as of December 11, 1998, between the Company; Environmental Systems & Solutions, Inc., a Nevada corporation ("ESSI"), and the stockholders of ESSI (sometimes collectively called the "ESSI Stockholders"), the ESSI Stockholders became the controlling stockholders of the Company in a transaction viewed as a reverse acquisition, and the Company became a 91% majority-owned subsidiary of ESSI. The Plan was treated as a recapitalization of the Company for accounting purposes.

Changes in Control Since the Beginning of the Last Fiscal Year.
--------------------------------------------------------------

      The Plan was adopted, ratified and approved by the Board of Directors of the Company at a special meeting held on December 11, 1998.

      The former principal stockholders of the Company and their percentage of ownership of the outstanding voting securities of the Company prior to the completion of the Plan were: Joe K. Johnson, former President and Director, owned 2,118,000 shares of the Company (47.4%); Melinda Johnson, former Secretary/Treasurer and Director (and wife of Joe K. Johnson), owned 947,340 shares of the Company (21.2%); and Chiricahua Company, owned 947,340 shares of the Company (21.2%). Chiricahua Company is wholly-owned by David C. Merrell, a former director and executive officer of the Company.

      The source of the consideration used by ESSI and the ESSI Stockholders to acquire their respective interests in the Company was the exchange of 100% of the outstanding Common Stock of ESSI pursuant to the Plan.

      The basis of the "control" by the ESSI Stockholders is stock ownership.

     For further information, see the 8-K Current Report of the Company dated October 16, 1998; its 8-K-A1 Current Report dated October 16, 1998; and its 8-K-A2 Current Report dated October 16, 1998, all of which have been previously filed with the Securities and Exchange Commission, and which are
incorporated herein by reference.   These Reports, and other Reports of the
Company, may be reviewed on the Internet at www.sec.gov in the EDGAR Archives.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
                 AND VOTE REQUIRED FOR APPROVAL

     The purpose of the amendment to change the name of the Company to "Hydro-Maid International, Inc." is to give the Company a name that reflects its present business operations as being conducted by the Company's subsidiary, "ESSI."

     Section 78.390 of the Nevada Revised Statutes provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Quorum and Voting.
-----------------

     In accordance with the Nevada Revised Statutes, an amendment must be adopted by persons owning a majority of the outstanding voting securities; accordingly, persons who own in excess of the majority of the outstanding voting securities of the Company will be required to be present to constitute a quorum, and persons owning in excess of a majority of the outstanding voting securities of the Company will be required to vote in favor of the name change or this proposal will not be adopted.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

                  TRANSFER OF STOCK CERTIFICATES

     Subject to adoption of the amendment, on or after January 15, 1999, stockholders may forward their stock certificates to Interwest Transfer Company, 1981 Murray-Holladay Road, Salt Lake City, Utah 84117, Telephone
(801) 272-9294, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates bearing the new name of the Company and its new Cusip Number. If stock certificates are being transferred into the same name, no signature is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                    By Order of the Board of Directors,

December 15, 1998                   Ronald L. LaFord
Draper, Utah                        President and Director

                 CHEROKEE MINERALS AND OIL, INC.

                        December 15, 1998

           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                 CHEROKEE MINERALS AND OIL, INC.

                   TO BE HELD JANUARY 15, 1999

TO ALL STOCKHOLDERS:

          NOTICE is hereby given that a special meeting of the stockholders of CHEROKEE MINERALS AND OIL, INC. has been called to be held on January 15, 1999, at 12222 South 1000 East, #1, Draper, Utah, at the hour of 2:00 o'clock p.m., Mountain Standard Time, for the following purposes:

          1. To amend the Company's Articles of Incorporation to change its name to "Hydro-Maid International, Inc."

          2. To conduct such other business as may properly come before the meeting.

          The Board of Directors of Cherokee Minerals and Oil, Inc. has set 5:00 o'clock p.m. on December 15, 1998, as the record date for the purpose of determining the stockholders of the Company who shall be entitled to notice of and to vote at the meeting.


Draper, Utah                       CHEROKEE MINERALS AND OIL, INC.
December 15, 1998                        BY ORDER OF THE BOARD OF DIRECTORS

                              PROXY
             FOR A SPECIAL MEETING OF STOCKHOLDERS OF
                CHEROKEE MINERALS AND OIL, INC.
                  TO BE HELD JANUARY 15, 1999

     By completing and returning this Proxy to Cherokee Minerals and Oil, Inc. (the "Company"), you will be designating Ronald L. LaFord, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below.

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

     PROPOSAL 1 - CHANGE OF NAME:   Shall the name of the Company be changed
to "Hydro-Maid International, Inc."?

                                   YES       NO        ABSTAIN

                                   ___       ____      ____


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated December 15, 1998, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s)). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 199__             _________________________________
                                        Name of stockholder (Please print
                                          legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of December 15, 1998, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the change of name of the Company. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. LaFord the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.